                                                                   EXHIBIT 10.40


                   [LOGO OF FOSTER WHEELER USA CORPORATION]


                        FOSTER WHEELER USA CORPORATION
        2020 DAIRY ASHFORD . HOUSTON, TEXAS 77077 . PHONE 281-597-3000

                                                              September 25, 1997
                                               Letter No.: 13-037624 - 2.1 - 104
                                                           File No.: 37624 - 2.1

Mr. Jim Trigg
General Manager
Seadrift Coke L.P.
P.O. Box 192
Port Lavaca, Texas 77979

SUBJECT:   Seadrift Coke L.P.
           Port Lavaca, Texas
           Coker Expansion Project
           SEADRIFT COKE L.P./FWUSA ENGINEERING, PROCUREMENT AND
           -----------------------------------------------------
           CONSTRUCTION AGREEMENT FOR COKER EXPANSION PROJECT
           --------------------------------------------------

Dear Jim,

Please find attached one fully executed original of the subject Agreement for your files.

                                                          Very truly yours,
                                                          /s/ Mike Veit
                                                          Mike Veit
                                                          Project Manager

MV:sw


cc:   M. Autrey
      I. Bremner
      D. Pettit
      J. Archambault, Esq.

                         ENGINEERING, PROCUREMENT, AND

                            CONSTRUCTION AGREEMENT

                                    BETWEEN

                            SEADRIFT COKE, L.P. AND

                      FOSTER WHEELER USA CORPORATION

                                      FOR

                            COKER EXPANSION PROJECT

                                     INDEX
                                     -----

ARTICLE DESCRIPTION
------- -----------


1       DEFINITIONS
2       SERVICES BY FWUSAC
3       SERVICES BY OWNER
4       PRICE
5       TERMS OF PAYMENT
6       RELATIONSHIP OF THE PARTIES
7       PRICE ADJUSTMENT
8       CHANGES IN THE WORK
9       TIME OF PERFORMANCE
10      INSURANCE
11      INDEMNIFICATION FOR BODILY INJURIES AND PROPERTY DAMAGES
12      TITLE AND RISK OF LOSS TO MATERIALS & EQUIPMENT
13      RECORDS AND ACCOUNTING
14      MECHANICAL ACCEPTANCE; COMPLETION OF THE WORK

15      GUARANTEES AND WARRANTIES
16      INDEMNIFICATION AGAINST PATENT INFRINGEMENT
17      INDUSTRIAL PROPERTY RIGHTS
18      LIEN INDEMNIFICATION
19      CONTINUOUS PROSECUTION OF THE WORK
20      FORCE MAJEURE
21      CONSEQUENTIAL DAMAGES
22      ASSIGNMENT OF AGREEMENT
23      SUBCONTRACTING
24      WAIVER
25      NOTICES
26      SUSPENSION OF THE WORE
27      TERMINATION OF THE WORK
28      CAPTIONS
29      CONTROLLING LAW
30      SEVERABILITY
31      ENTIRETY OF CONTRACT

EXHIBIT  DESCRIPTION
-------  -----------


A        SCOPE OF WORK
B        COMPENSATION BASIS
C        PROJECT SCHEDULE
D        PLANT COMPLETION STANDARD

  THIS Agreement (hereinafter "Agreement") is made effective the 2nd day of June, 1997, hereinafter ("EFFECTIVE DATE") between SEADRIFT COKE, L.P. (hereinafter "OWNER"), a Texas limited partnership, with its principal offices at Port Lavaca, Texas and FOSTER WHEELER USA CORPORATION (hereinafter "FWUSAC"), a Delaware corporation, with its principal offices at Perryville Corporate Park, Clinton, New Jersey.

                                WITNESSETH

  WHEREAS, OWNER desires to have constructed a COKER EXPANSION PROJECT (hereinafter referred to as the "Plant") on its real property located at the OWNER's Seadrift, Texas facility;

  WHEREAS, OWNER desires FWUSAC to undertake the performance of certain required engineering, procurement, and construction work and services for the Plant; and

  WHEREAS, FWUSAC desires to undertake the performance of said work and services for the Plant;

  NOW, THEREFORE, the parties hereto, in consideration of their respective obligations, undertakings and commitments hereinafter set forth, covenant and agree as follows:

1.  DEFINITIONS

  Wherever used in this Agreement or in the other Contract Documents, hereinafter defined, the following terms have the meanings indicated which are applicable to both the singular and plural thereof:

1.1 "Agreement" or "Contract" means the Agreement between the parties hereto covering the Work to be performed as represented and constituted by the Contract Documents, which are attached to the Agreement and made a part thereof.

1.2  "Completion of Construction" means FWUSAC has:
        a) Provided erection in accordance with the drawings and specifications;
        b)  Completed its portion of the pre-commissioning Work;
        c)  Completed final cleanup, painting and insulation Work; and
        d)  Delivered all required documentation to the OWNER.

1.3 "Construction Aids" means any or all materials, supplies, and temporary facilities and such other items as are required for construction of the Plant, but which are not intended to become a permanent part of the Plant.

1.4 "Contract Documents" means and includes this Agreement with all its Exhibits, attachments and all Specifications, Drawings, Modifications and Appendices hereto.

1.5 "Contract Price" means the total of the amounts to be paid to FWUSAC pursuant to this Agreement.

1.6 "Drawings" means all drawings which show the character and scope of the Work to be performed and which have been produced by or for FWUSAC in the design, construction, and erection of the Plant.

1.7 "Equipment" means any and all material, supplies, equipment and facilities of whatever nature designed or specified by FWUSAC hereunder and intended to become a permanent part of the Plant.

1.8 "Modification" means (1) a written amendment to the Contract Documents signed by both parties hereto or (2) a Change Order as provided for in Article 8 herein.

1.9 "Plant" or "Project" means the COKER EXPANSION PROJECT and related equipment and systems to be built at OWNER's Seadrift, Texas facility.

1.10 "Project Completion" means Final Acceptance of the Plant has been achieved.

1.11 "Ready for Commissioning" means the Plant, unit, facility, or part thereof has been erected in accordance with the drawings, specifications and applicable codes, to the extent necessary to permit commissioning, and pre-commissioning activities have been completed by FWUSAC as detailed in Exhibit E.

1.12 "Site" means the land and other places on, under, in or through which the Plant is to be constructed which includes real property located at the OWNER's Seadrift, Texas Facility.

1.13 "Specifications" means those portions of the Contract Documents consisting of written technical descriptions of materials, equipment, construction systems, standards and workmanship as applied to the Work and certain administrative details applicable thereto produced by or for FWUSAC in furtherance of the design, construction, and erection and maintenance of the Plant.

1.14 "Subcontractor" means an individual, firm or corporation having either a direct contract with FWUSAC or a contract executed by FWUSAC as OWNER's agent, or any other lower-tier Subcontractor who performs any part of the design or any part of the Work at the Site.

1.15 "Vendor "means any third party supplying any Equipment or Construction Aids to FWUSAC with or without the services of supervision of installation at the Site, but without installation labor at the Site.

1.16 "Work" means the entire completed construction of the Plant or the various separately identifiable parts thereof required to be furnished under the Contract Documents and is the result of performing services, furnishing labor and furnishing and incorporating materials and Equipment into the Plant all as required by the Contract Documents.

1.17 "Mechanical Completion Date" shall mean the date of completion of erection of the respective unit or section of the Plant, exclusive of insulation and painting.

1.18 "Work in Progress" shall mean all portions of the Work and all equipment, supplies, and materials to be incorporated into the Work, or intended or earmarked for the Project, while in transit to the Site or while stored in and off the Site.

1.19  "Mechanical Acceptance" has the meaning defined in Subarticle 14.1.

1.20  "Final Acceptance" has the meaning defined in Subarticle 14.2.

1.21 "FWCI" shall mean Foster Wheeler Constructors, Inc., which is FWUSAC's construction subcontractor.

2.0  SERVICES BY FWUSAC

     FWUSAC shall exercise all reasonable skill, care and diligence in the performance of the WORK under the Agreement and shall carry out all his responsibilities in accordance with recognized professional standards in the United States of America. FWUSAC shall in accordance with the provisions of this Agreement perform the following services as required for construction of the Plant, as defined in Exhibit A:

     2.1 Furnish home office engineering services consisting of process and equipment engineering, mechanical design, procurement and general engineering services as, and to the extent, required for construction of the Plant to be performed by FWUSAC, including the placement of the subcontract for construction to FWCI

          . FWUSAC procurement services shall include equipment inquiries, bid evaluations and inspection services to the extent approved by OWNER.

          2.1.1 Under FWUSAC's construction subcontract to FWCI, FWCI shall be responsible for providing the required construction management and supervisory personnel, craft personnel on a direct hire basis, subcontract services as required, small tools, construction equipment, construction procedures, and construction of the Plant.

     2.2 Inspect all Equipment required for the Plant to the extent FWUSAC deems necessary,

     2.3 Furnish required supervisory construction personnel and other required personnel including construction subcontract services; Construction Aids, small tools, construction equipment and the like, not furnished by construction subcontractors; and construct the Plant.

     2.4  Prior to Ready for Commissioning, supply OWNER with:

          a) The final tracings, and electronic file copies prepared by FWUSAC for the Plant.

          b) Five (5) sets of Mechanical Catalogs containing bulletins, information and data furnished by Vendors; key drawings and data prepared by FWUSAC, all and to the extent set forth in attached Engineering Standard of Exhibit A .

          c)    Five (5) sets of Process Technical Specifications.

     2.5 Obtain all license and permits required to be obtained in FWUSAC's name for performance of the Work.

     2.6 Nothing in this Agreement shall operate to prevent FWUSAC carrying out similar WORK for other clients.

     2.7 Appoint one or more individuals who shall be authorized to act on behalf of FWUSAC and with whom OWNER may consult at all reasonable times, and whose instructions, requests, and decisions will be binding upon FWUSAC as to all matters pertaining to the Services to be rendered under this Agreement as defined below.

3.0 SERVICES BY OWNER

OWNER shall perform the following services in connection with the work, without cost to FWUSAC:

     3.1 Provide all necessary basic design data and any other engineering services except as otherwise provided herein. This shall include, but not be limited to, necessary soil bearing data and foundation design criteria, topographical surveys, benchmarks for design and construction, and identification of any hazardous, latent, hidden or other conditions not discoverable by visual inspection (walk-through) of the property at grade level.

     3.2 Procure all necessary permits, licenses, easements, rights of way, and a clear and level site free of any above and below grade obstructions, other than those obstructions identified on Owner's drawings of the Site, provided to FWUSAC in the course of performing the Work as required for construction and operation of the Plant other than the permits and licenses to be obtained by FWUSAC pursuant to Article 2.

     3.3 Issue all purchase orders in OWNER's name for all Equipment and materials to be incorporated into the plant, based on requisitions and / or bills of materials prepared by FWUSAC and / or FWCI. Procure all necessary know-how, engineering agreements and patent licenses required for the Plant other than those to be obtained by FWUSAC pursuant to Article 2.

     3.4 Provide a clear, well-drained, fenced and policed security area for a Construction Storage area, unloading area, and piping fabrication area.

     3.5  Provide a clear and well-drained Construction Parking area.

     3.6 Provide a finished surface road from the construction parking area to the main work road.

     3.7 Grade and maintain the construction road and access roads to the Work site within the OWNER's property.

     3.8 Furnish, consistent with FWUSAC's construction schedule the completely furnished and equipped existing building for (a) the control room wherein FWUSAC shall install the instrumentation and interconnections thereto for the instrumentation of the Plant; and (b) the existing electrical control room wherein FWUSAC shall, receive the 5 kV and 480 kV power and install the electrical switch gear and motor control centers and the interconnections thereof required for the Plant.

     3.9 Provide, in a safe and ready for service condition, all new, and /or modified existing equipment, piping and materials of OWNER and its subcontractors and vendors to which FWUSAC must tie-in, or provide interface connections, or incorporate in the Plant, in the performance of FWUSAC's Work, including that performed by FWUSAC's Subcontractors.

     3.10 Provide clear access to the Battery Limits, all temporary facilities as required for construction of the Plant, and provide a location for disposal of waste material.

     3.11 Furnish and install all fire-fighting equipment and piping and controls for same. Furnish all Utilities and other materials at the battery limits of the Plant at quantities and conditions as required for construction and testing purposes, including any necessary fill or dirt, compressed air, petroleum feedstocks, coke, natural gas, fuel oil, electricity, testing water and potable water, and telecommunication connections.

     3.12 Furnish all tools, record sheets, log tables, laboratory and testing facilities, instrument charts, spare parts, catalysts, chemicals, solvents, feedstocks and any other consumable supplies for maintenance and operation, including testing of the Plant.

     3.13 OWNER shall assume care, custody and control of the Plant and parts thereof after they are Ready for Commissioning. Thereafter, in association with FWUSAC and its Subcontractors, and in accordance with Exhibit D hereof, OWNER will provide all maintenance, labor, materials and utilities necessary to maintain, operate and test the Plant, and any unit, or parts thereof. Furnish all labor, including standby labor during start-up; and materials and utilities required for maintenance and operation of the Plant from the date of Ready for Commissioning.

     3.14 OWNER shall provide such approvals as are required under the terms of this Agreement in such reasonable time as not to delay or disrupt the performance of the WORK.

     3.15 OWNER shall negotiate and obtain at its cost all necessary licenses or other approvals that may be required in respect of the WORK from the relevant Government and other Authorities, which are not required to be obtained by FWUSAC under Article 2.6 above.

     3.16 Appoint one or more individuals who shall be authorized to act on behalf of OWNER, with whom FWUSAC may consult at all reasonable times, and whose instructions, requests, and decisions will be binding upon OWNER as to all matters pertaining to this Agreement and to the performance of the parties hereunder.

4.0  PRICE

     4.1   OWNER agrees to pay FWUSAC in the manner, and as designated in
           Article 5.0 hereof as full and complete compensation for FWUSAC's services under this Agreement, the sum of the following amounts; all the costs and charges incurred in performance of the Work, including but not limited to the costs of engineering services, procurement services, funding of Equipment (if required), and construction of the Plant in accordance with Exhibit B.

     4.2 FWUSAC's rates and prices are exclusive of any taxes, duties and/or levies whatsoever which may be or become payable outside the United States in respect of the WORK or in connection therewith (such as, but not limited to, corporate or personal income tax, withholding tax, and any and all sales, export, import, VAT, and other similar taxes and duties).

5.0  TERMS OF PAYMENT

     5.1 The amounts payable to FWUSAC pursuant to Subsection 4.1, as adjusted, shall be due and payable in accordance with the basis set forth in Exhibit B, including all reimbursable costs and fees earned for Work performed during the previous month and chargeable to OWNER under this Agreement, upon OWNER's receipt of FWUSAC's monthly invoices therefor. Provided however, Invoices for field construction labor shall be submitted on a weekly basis, and paid by OWNER on a weekly basis though a zero balance account. Charges for home office personnel and salaried personnel on the site will be invoiced on a monthly basis. All payments shall be made, within 30 days of receipt of invoice by OWNER and shall be made in US Dollars to FWUSAC's designated bank in New Jersey. The invoice shall be accompanied by itemization of all items of reimbursable costs, and other documents to support invoices. Payment by OWNER to vendors and subcontractors for purchase orders and subcontracts shall be in accordance with their respective terms and approved by FWUSAC as being in conformity therewith.

     5.2 OWNER agrees that payments due to FWUSAC shall be paid in full, free of any withholdings.


6.0  RELATIONSHIP OF THE PARTIES

     6.1 For purposes of this Agreement and all services to be provided hereunder, FWUSAC shall be considered an independent contractor.

     6.2 Neither FWUSAC nor any subcontractor, nor the employees of either shall be deemed to be the servants, employees, or otherwise the agents of OWNER and is without power of authority to act on behalf of OWNER to incur any liability on OWNER's account.


7.0  PRICE ADJUSTMENT

        The Price specified in Subarticle 4.1 shall be adjusted as a change in the Work, for the following causes:

     7.1 Increases in the design capacity of the Plant by the addition of and/or replacement of any major items of Equipment specified in the attached Exhibit A.

     7.2   Changes by OWNER to the design set forth in Exhibit A.

     7.3 In the event OWNER requires the purchase of equipment other than Equipment selected by FWUSAC.

     7.4 Overtime work in FWUSAC's home or branch offices or at the job site, including payroll taxes and insurance premiums computed on such premiums; provided such overtime is undertaken by FWUSAC with OWNER's written authorization.

     7.5 Costs and charges resulting from a decrease in the length of the work week required by law or area practices which become effective after the effective date of this Agreement.

     7.6 Alterations in, additions to, or deletions from the Plant which are requested by OWNER or required by the OWNER's Insurance Carriers, or soil bearing data, foundation and earthwork or other design criteria being at variance with that contained in Exhibit A.

     7.7 Increases or decreases in the costs and charges to FWUSAC resulting from any change in OWNER's safety or loss-prevention procedures.

     7.8 Interferences with continuous prosecution of the Work or from suspension of the Work by OWNER or Force Majeure causes except strikes or other concerted acts of workmen or disputes with workmen.

     7.9 Costs and charges for changes in the Work as set forth in the Agreement but not above specified.


8.0     CHANGES IN THE WORK

     8.1 OWNER shall have the right at any time prior to Mechanical Acceptance of the Plant, to request alterations in, additions to or deletions from the Work. In each case, FWUSAC shall promptly prepare and submit to OWNER a detailed estimate of the net effect of such change on the Contract Price, and on the reimbursable costs set forth in Article 4 hereof and including the cost of preparation of the estimate whether on a lump sum, time and material, or reimbursable rate basis. Upon approval of the estimate by OWNER, the said Contract Price shall be adjusted by the amounts set forth in such estimate.

           In the event that OWNER elects not to have the change effected after FWUSAC's preparation of the estimate as set forth herein, OWNER shall pay to FWUSAC the costs and charges occurred in preparation of the estimate.

     8.2 In the event any changes in laws, rules, regulations, (including taxes) applicable FWUSAC's performance of the Work, occur after the effective date of this Agreement, such changes shall result in a Change in the Work for the benefit of FWUSAC.

     8.3 In the event Changes in the Work affect FWUSAC's guarantees hereunder and OWNER requires FWUSAC to implement such Changes, FWUSAC's guarantee shall be modified accordingly.

     8.4 If a Change in the Work causes a revision in the time required for achieving Mechanical Completion of the Plant, the contemplated date of completion shall be accordingly adjusted.

9.0     TIME OF PERFORMANCE

        FWUSAC shall promptly commence the Work and with its best efforts, and endeavor to attain Mechanical Completion of the Plant on or about
                        , 1998. If FWUSA fails to meet the mutually agreed upon
        ------------- --
        Mechanical Completion Date, the sole remedy of the Owner and the sole liability of FWUSAC, shall be that OWNER shall retain, and FWUSAC shall forego receipt, of the schedule component of the at-risk fee associated the achievement of agreed upon the Mechanical Completion Date.

10.0 INSURANCE

     10.1 FWUSAC shall obtain and maintain during the performance of the Work hereunder the following insurance:

           10.1.1 Workmen's Compensation Insurance and Employer's Liability Insurance in accordance with the laws of the state in which FWUSAC may be required to pay compensation, with limits for Employer's Liability of $1,000,000 per accident or diseases, aggregate as to disease.

           10.1.2 Commercial General Liability including Contractual Liability, Products, Completed Operations, covering claims for bodily injury, including death, and damage to property, with combined single limits of $1,000,000 for bodily injury and property damage per occurrence /aggregate.

           10.1.3 Automobile Liability Insurance with a combined single limit for bodily injury and property damage of $1,000,000.

           10.1.4 Excess Liability Insurance, in excess of the coverages under Articles 10.1.2 and 10.1.3, which in combination with the coverages under Articles 10.1.2 and 10.1.3 shall have a combined single limit of US $5.000,000 per occurrence /aggregate.

     10.2 OWNER shall obtain and maintain during the performance of the Work hereunder the following insurance:

           10.2.1 Builder's All-Risk Insurance including inland transportation covering all Equipment, material, machinery, and structures intended to become a permanent part of the Plant and temporary facilities used in or incidental to performance of the Work, while in transit to the Job Site, awaiting and during erection, and until Final Acceptance, shall be maintained by the OWNER, with a deductible of (One-Hundred Thousand Dollars) $100,000. FWUSAC shall be responsible for the deductible of $100,000 under the OWNER's Builder's All-Risk Insurance for claims due to the negligence of FWUSAC and its subcontractor, Foster Wheeler Constructors, Inc. OWNER will waive its insurer's rights of subrogation under this policy.

     10.3 The insurance to be provided pursuant to Subarticle 10.1 and Subarticle 10.2 shall be subject to the normal limitations and exclusions applying to each type of policy of insurance. All insurance to be carried pursuant to this Article 10.0 shall be endorsed to require the insurer to furnish FWUSAC and OWNER with thirty (30) days' written notice prior to the effective date of any modification or cancellation of such insurance.

     10.4 FWUSAC shall furnish OWNER with certificates showing that the insurance policies to be carried by FWUSAC in accordance with Subarticle 10.1 have been issued. FWUSAC shall reinstate the aggregate of its Commercial General Liability or Excess Liability policy in the event the required limits of (Five Million Dollars) $5,000,000 per occurrence/ aggregate are impaired by losses not relating to this Agreement, during the term of this Agreement.

11.0 INDEMNIFICATION FOR BODILY INJURIES AND PROPERTY DAMAGES

     11.1 FWUSAC shall hold harmless and indemnify OWNER against any claims for bodily injury (including death) to employees of OWNER, FWUSAC, and its subcontractors, and for damage to or loss of property of OWNER, occurring or sustained during performance of the Work hereunder, and to the extent caused by the negligent acts or omissions of FWUSAC, and its Subcontractors in the performance of the Work, provided FWUSAC's and its Subcontractor's liability for damage to the property of OWNER shall be limited to the aggregate total of amount of U.S. $100,000.

     11.2 OWNER does hereby release and agrees to hold harmless and indemnify FWUSAC and its Subcontractors from any claim, loss or liability resulting from damage to the Plant, and for damage to other property of OWNER and the property of OWNER'S personnel, in excess of the aggregate total amount of $100,000. OWNER shall obtain from its Business Interruption, Extra Expense and Property Damage insurers a Waiver of Subrogation in favor of FWUSAC and its Subcontractors and their respective affiliates for loss or damage to OWNER's property in excess of the aggregate total amount of U.S. $100,000.

     11.3 OWNER shall indemnify and hold harmless FWUSAC and its subcontractors from and against any and all liability for death, illness or injury to any third party or for loss or damage to any third party's property and against all claims, demands, proceedings and causes of action resulting from FWUSAC'S performance of Work under this Agreement, except to the extent such third party claim is caused by the negligence of FWUSAC.

12.0  TITLE AND RISK OF LOSS TO MATERIALS & EQUIPMENT

     12.1 Title and Risk of Loss to all Equipment and Materials shall pass to OWNER as and when title and Risk of Loss passes from the Vendor or Supplier.

13.0 RECORDS & ACCOUNTING

     13.1 FWUSAC shall keep full and detailed accounts and records in accordance with its established accounting procedures.

     13.2 FWUSAC shall permit OWNER to have access to and review and audit at all reasonable time its records and accounts relating to any costs reimbursable, to FWUSAC by OWNER, pursuant to this Agreement, provided however, OWNER's audit rights shall not apply to CONTRACTOR's fixed rates, overlays, multipliers, fixed mark-up rates, and fixed percentage charges, fixed amounts, or lumpsum amounts, such as but not limited to benefits, bond rates, tools, insurance, overhead, and fee for profit. Such periodic reviews and audits shall be made during the performance of the Work; final audits shall be made within twelve (12) months after the Completion of the Work.

14.0 MECHANICAL ACCEPTANCE; COMPLETION OF THE WORK

     14.1 Upon completion of the erection of the Plant, or any part thereof capable of being isolated by temporary physical boundaries from uncompleted parts of the Plant and consisting of equipment and facilities which can be properly and safely commissioned independently from uncompleted parts of the Plant, except insulation and painting, and upon completion of pre-commissioning work as specified in attached Exhibit D [Plant Completion Standard 05A1], FWUSAC shall give

           OWNER written notice that the Plant or part thereof as herein defined is Ready for Commissioning. Within five working days after the receipt of said notice, OWNER shall give FWUSAC a letter of Mechanical Acceptance or shall notify FWUSAC in writing of any items requiring completion, correction or repair. Upon completion, correction or repair of every item about which OWNER has notified FWUSAC, FWUSAC shall give OWNER written notice of such completion, correction or repair, and within five working days after receipt of said notice, OWNER shall give FWUSAC the letter of Mechanical Acceptance, or shall notify FWUSAC in writing of all items requiring completion, correction or repair. The notification procedure shall be repeated until OWNER issues the letter of Mechanical Acceptance. If OWNER does not comply with the provisions of the preceding notification procedure, OWNER shall be deemed to have Mechanically Accepted the Plant, or part thereof, covered by said FWUSAC notice as of the fifth working day after the receipt of said FWUSAC notice. After Mechanical Acceptance, OWNER may start commissioning the Plant or part thereof.

     14.2 After Mechanical Acceptance, FWUSAC shall complete the painting and insulation work and perform final clean-up of the Plant or part thereof as heretofore defined. After completion of all painting, all insulation work and final clean-up, FWUSAC shall notify OWNER in writing that construction is complete. Within five working days after the date of receipt of said FWUSAC notice, OWNER shall give FWUSAC a letter of Final Acceptance stating that the work has been completed and accepted, or shall notify FWUSAC in writing of any painting, insulation or clean-up items requiring completion, correction or repair. Upon completion, correction or repair of all such items about which OWNER has notified FWUSAC, FWUSAC shall give OWNER written notice of such completion, correction or repair.
           Within five (5) working days after the receipt of said FWUSAC notice, OWNER shall give FWUSAC the letter of Final Acceptance stating that the work has been completed and accepted or shall notify FWUSAC in writing of any painting, insulation or clean-up items requiring completion, correction or repair. The notification procedure shall be repeated until OWNER issues the letter of Final Acceptance. If OWNER does not comply with the provisions of the preceding notification procedure, OWNER shall be deemed to have issued said letter of Final Acceptance as of the fifth working day after the receipt of said FWUSAC notice. After Final Acceptance, OWNER may start operating the Plant or part thereof.

15.0   GUARANTEES & WARRANTIES

     15.1 If any part of the Plant designed by FWUSAC is found to be defective in service by reason of FWUSAC's faulty mechanical design within twelve (12) months after Mechanical Completion thereof, FWUSAC shall, make such changes in the said Plant design as are required to correct such deficiencies and OWNER shall reimburse FWUSAC for the costs of such correction at the same compensation rates as set forth in Exhibit B, exclusive however of any costs of reperforming FWUSAC engineering services, which cost of reperformed engineering services shall be for the account of FWUSAC.

     15.2  Equipment
           ---------

           On any Equipment or any part thereof furnished hereunder by FWUSAC, FWUSAC shall endeavor to obtain from vendors and subcontractors the most advantageous guarantees with respect to the Equipment. In all cases, except with written contrary authorization from OWNER, FWUSAC shall request from vendors and subcontractors, a guarantee period of twelve (12) months from date of completion of their work, or eighteen months from the date of shipment of vendor equipment, whichever occurs first. FWUSAC shall assist OWNER in enforcing such guarantees, but OWNER shall be responsible for the cost or expenses of FWUSAC relating to litigation to enforce such guarantees.

     15.3  Field Workmanship

           If within twelve months from the date of Mechanical Acceptance of the Plant any part of the Plant pursuant to Section 14.1 is found to be defective as a result of faulty field workmanship performed, directed or supervised by FWUSAC, or its subcontractor FWCI, FWUSAC shall provide, and bear the cost of, supervision, construction tools, and craft labor performed by FWUSAC and its subcontractor FWCI, to correct such defective workmanship, and the cost of any and all Equipment and materials required for such correction will be the responsibility of OWNER and paid for by OWNER. FWUSAC shall not be responsible for any repairs or replacements made by OWNER or by others, without the prior written approval of FWUSAC to OWNER for such repair or replacement.

     15.4 FWUSAC's liability for all warranties and guarantees pursuant to this Agreement is conditioned upon:

           (a) Operation of the Plant in accordance with the designs, drawings, specification, instructions, safety procedures, and other information and data furnished by FWUSAC hereunder.

           (b) OWNER giving FWUSAC prompt written notice upon discovery of each and every defect.

           Defects caused by normal corrosion, erosion, wear and tear, changes or repairs not authorized by FWUSAC in writing, faulty or improper maintenance or abnormal operating conditions or operating at conditions more severe than design criteria are excluded.


15.5 THE REMEDIES AND WARRANTIES SET FORTH IN THIS CONTRACT ARE GIVEN IN LIEU OF ALL OTHER WARRANTIES AND GUARANTEES, EXCEPT THAT OF TITLE, AND SHALL APPLY ON AN EXCLUSIVE BASIS. FWUSAC EXPRESSLY DISCLAIMS ANY OTHER WARRANTIES OR GUARANTEES ON THE REMEDIES AND WORK, EXPRESS OR IMPLIED WHETHER WRITTEN OR ORAL OR IMPLIED IN THE FACT OR IN LAW, AND WHETHER
       OR NOT BASED ON STATUTE, CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY
       OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ANY WARRANTY ARISING FROM COURSE OF DEALING OR USAGE OF TRADE. TO THE EXTENT THAT ANY IMPLIED WARRANTIES MAY NOT BE DISCLAIMED UNDER THE APPLICABLE LAW, SUCH WARRANTIES ARE EXPRESSLY LIMITED TO THE DURATION OF THE WARRANTY PERIODS STATED IN THIS ARTICLE 15. WHERE A REMEDY IS NOT PROVIDED IN THIS AGREEMENT, THE PARTIES WILL HAVE THE RIGHTS AND REMEDIES AVAILABLE AT LAW OR EQUITY.

     15.6 FWUSAC shall not be liable for any defects in the Work to the extent that they arise from inaccuracy of any information, and/or data provided by, or on behalf of, OWNER to FWUSAC.

     15.7 FWUSAC's cumulative overall liability to OWNER for entering into this Agreement, whether under the provisions of the Agreement, contract, statute, strict liability, tort (including negligence) or otherwise at law, shall not exceed the amount paid by OWNER to FWUSAC hereunder. FWUSAC, and its subcontractor FWCI, shall be released from all liability for occurrences after the expiration of the warranty period stated above.

16.0 INDEMNIFICATION AGAINST PATENT INFRINGEMENT

     16.1 FWUSAC shall hold OWNER harmless from, and shall defend at its own expense any suit instituted against OWNER because of OWNER's use of any of FWUSAC's process designs or apparatus or Equipment specially designed by FWUSAC, provided that:

           16.1.1 the equipment has been operated in accordance with FWUSAC's design specifications, drawing, and instructions;

           16.1.2 suit is based upon a charge of infringement of a claim of any patent granted prior to the effective date of this Agreement;

           16.1.3 OWNER promptly notified FWUSAC in writing of any institution of such suit or of any warning or claim of infringement;

           16.1.4 OWNER complies with all reasonable requests for assistance made by FWUSAC.

           Subject to the limits of the provisions of Section 16.3 FWUSAC shall pay judgment and court costs awarded against OWNER in such suit and all compensation and expenses of FWUSAC's own counsel and experts. OWNER may be represented by counsel of OWNER's selection at OWNER's expense. Upon receiving such notice from OWNER or from third persons, FWUSAC shall have the right to procure for OWNER at FWUSAC's expense the right to continue using said process of Equipment, or in the alternative, to replace said Equipment or process with a non-infringing Equipment or process or to modify said process or Equipment to the extent required to avoid infringement, provided such replacement or modification does not adversely affect the ability of the Plant to meet the guarantees set forth in this Agreement.

     16.2 In connection with any Equipment purchased by OWNER for incorporation into the Plant, OWNER shall obtain from Vendors and Subcontractors protection against patent infringement to the extent as may be reasonably obtainable.

     16.3 FWUSAC's liability to OWNER for patent infringement is solely limited to that stated in Sections 16.1 and monetary limits in the amount of the purchase price of said Equipment designed and manufactured by FWUSAC.

     16.4 If OWNER select or licenses any process carried out by materials including Equipment, apparatus and accessories or combinations thereof included in the Work, or if OWNER supplies information pursuant to this Agreement, and if as a result of the foregoing valid patents held by a third party are infringed or claimed to be infringed, OWNER shall hold FWUSAC harmless from any infringement, or any claim of infringement, of such patents, provided that FWUSAC:

            16.4.1 Promptly transmits to OWNER all papers received by FWUSAC regarding possible infringement or served upon FWUSAC in any suit alleging infringement; and

            16.4.2 Permits OWNER to take complete charge of the defense of such suit; and

            16.4.3 Complies with all reasonable requests for assistance made by OWNER

17.0  INDUSTRIAL PROPERTY RIGHTS

      17.1 Title to all Contract Documents including but not limited to all drawings, bills of material, flow diagrams, specifications, designs, information and data and Contract Document prepared by FWUSAC hereunder shall remain the property of FWUSAC. OWNER or its assigns pursuant to Article 22.0 shall have the right to use the information furnished it by FWUSAC solely for construction, reconstruction or replacement in kind, operation, repair and maintenance, of the Plant, and shall not disclose it to others except to the extent necessary to accomplish the foregoing and provided the recipient executes a confidentiality agreement in form and substance as set forth in Section 17.2

      17.2 OWNER agrees to hold in confidence any and all information disclosed, directly or indirectly, to OWNER by FWUSAC or its affiliates under this Agreement. OWNER shall not willfully disclose any such information. Such obligation shall not apply to:

            (a) information which at the time of disclosure is in the public domain;

            (b) information which after disclosure is published or otherwise becomes part of the public domain through no fault of OWNER (but only after, and only to the extent that, it is published or otherwise becomes part of the public domain);

            (c) information which OWNER can show was in its possession at the time of disclosure and was not acquired, directly or indirectly, from FWUSAC or its affiliates or from a third party under an obligation of confidence; and

            (d) information which OWNER can show was received by it after the time of disclosure hereunder from a third party who did not require OWNER to hold it in confidence and who did not acquire it, directly or indirectly, from FWUSAC or its affiliates under an obligation of confidence.

17.3 For the purpose of the provisions of Section 17.2 disclosures made to OWNER under this Agreement which are specific, e.g., as to engineering and design practices and techniques, equipment, products, operating conditions and/or catalyst for treating specific feedstock, etc. shall not be deemed to be within the foregoing exceptions merely because they are embraced by general disclosures in the public domain or in the possession of OWNER. In addition, any combination of features shall not be deemed to be within the foregoing exceptions merely because individual features are in the public domain or in the possession.

     of OWNER, but only if the combination itself and its principle of operation are in the public domain or in the possession of OWNER.

17.4 OWNER agrees to promptly disclose to FWUSAC any inventories or improvements which are conceived by any of OWNER's employees within a period of ten (10) years from date of Final Acceptance of the Plant, which inventions or improvements are based upon or derived from FWUSAC information required to be maintained in confidence by OWNER pursuant to Section 17.2 hereof, and OWNER agrees to grant and hereby grants to FWUSAC a non-exclusive worldwide, irrevocable, royalty-free license, including the right to sublicense others, under any and all such inventions and improvements, whether patentable or not, which are based on or derived from such FWUSAC information.

17.5 In the event OWNER desires to file a patent application on any invention or improvement in which any technical information furnished by FWUSAC is to be disclosed, OWNER agrees to provide FWUSAC prior to filing, with a copy of that part of the application which contains such information. If FWUSAC advises OWNER that the technical information included in the application is information to be held in confidence by OWNER under Section 17.2 hereof and OWNER is unable to prove otherwise to the reasonable satisfaction of FWUSAC, OWNER agrees not to permit the publication in any country of a patent based on such application; FWUSAC agrees, however, that such consent shall not be unreasonably withheld.

18.0 LIEN INDEMNIFICATION

     FWUSAC shall indemnify and save OWNER harmless from and against all claims, liens, attachments or charges, in the nature of mechanics or materialmen's liens, in favor of FWUSAC or any party performing services pursuant to this Agreement, payments to whom will be processed through or made by FWUSAC, provided OWNER (a) has paid FWUSAC all amounts then due and payable in accordance with this Agreement and (b) notifies FWUSAC promptly of any claim, lien attachment or charge of which it receives notice and (c) permits FWUSAC to defend any such claim, lien, attachment or charge, or post bond.

     In the event FWUSAC fails to discharge it s obligations within this paragraph OWNER may interplead any disputed funds in its possession into the registry of the appropriate state court in Calhoun County, Texas and shall be indemnified and held harmless from and against any liability, claim, demand, costs and expenses, including attorney fees and litigation costs relating to any claim or liens for labor performed or material furnished or relating to any security interest or any other kind of lien, charge or encumbrance arising directly or indirectly out of or in connection with the Work.

19.0 CONTINUOUS PROSECUTION OF THE WORK

     This Agreement contemplates continuous prosecution of the Work and all additional costs and charges incurred by FWUSAC resulting from interferences beyond FWUSAC's control or resulting from any Force Majeure causes shall be paid to FWUSAC by OWNER as a Change in the Work pursuant to
     Article 8.0 hereof.

20.0 FORCE MAJEURE

     Any delay in or failure of performance by FWUSAC shall not constitute default hereunder as and to the extent such delay or failure is caused by an occurrence beyond the control of FWUSAC, including: acts of God or the public enemy; expropriation or confiscation of facilities; compliance with any order of any governmental authority; acts of war, rebellion or sabotage or damage resulting therefrom; fires; floods; explosions; accidents; riots; strikes or other concerted acts of workmen or disputes with workmen; or any occurrence, whether or not of the same class or kind as those specifically above mentioned, which is not within the control of FWUSAC, and which by the exercise of reasonable diligence, FWUSAC is unable to prevent.

21.0 CONSEQUENTIAL DAMAGES

     21.1 Each party hereto, does hereby release the other party hereto, and such other party's respective Subcontractors and their respective affiliates, of liability for any and all consequential, special, incidental, and indirect damages such as, but not limited to, loss of anticipated profits or revenue, loss of use of revenue, cost of capital, extra cost or increased cost of production, cost of replacement production, failure to achieve, or delay in achieving anticipated profits, or other damages of any nature sustained in connection with or as a result of the Work to be performed hereunder, whether based upon contract, tort, negligence, strict liability or otherwise.

     21.2 For any such loss or damages within the contemplation of Section 21.1, each party shall obtain a Waiver of Subrogation rights of its Business Interruption, Extra Expense and Property Damage insurers in favor of other party hereto, and such other party's respective Subcontractors and their respective affiliates.

22.0 ASSIGNMENT OF AGREEMENT

     22.1 The Agreement shall not be assigned by either party without the prior written consent of the other party hereto, except that it may be assigned without such consent to the successor of either party or to a person, firm or corporation acquiring all, or substantially all, of the business and assets of such party and except that OWNER hereby agrees that FWUSAC may assign in whole or in part, any of FWUSAC's rights and obligations under the Agreement to any affiliates or subsidiaries of Foster Wheeler Corporation. No assignment of the Agreement shall be valid until and unless the potential assignee shall agree to assume it. When duly assigned in accordance with the foregoing, the Agreement shall be binding upon, and shall inure to the benefit of, the assignee.

23. SUBCONTRACTING

    FWUSAC may subcontract any portions of the Work which in FWUSAC's opinion may be subcontracted to the advantage of the Work, including the subcontract to FWCI for the construction portion of the Work. Such subcontracting shall not relieve FWUSAC of any of its obligations or warranties under this Agreement.

24.0 WAIVER

     The failure of either party to enforce at any time any of the provisions of this Agreement or any rights in respect thereto, or to exercise an election herein provided, shall in no way be considered a waiver of such provisions, rights, or election or in any way affect the validity of this Agreement.

25.0 NOTICES

     Any written notices hereunder may be given by either party, either by personal delivery (delivery by Express Mail, or by courier such as DHL, or Federal Express, shall be considered personal delivery) or by facsimile addressed to the other party at the address specified below or to such other address as may be specified in writing from time to time. The effective date of such notices shall be the date of receipt.

     In the case of OWNER:-

           SEADRIFT COKE, L.P.
           An Affiliate of the Carbide/Graphite Group. Inc.
           P.O. Box 192
           Port Lavaca, Texas 77979
           Facsimile 1 512 552 8327
           For the attention of: Mr. Jim Trigg, General Manager

     In the case of FWUSAC:-

           Foster Wheeler USA Corporation,
           Perryville Corporate Park,
           Clinton, New Jersey 08809-4000,

           Facsimile 1 908 730 5315

           For the attention of Mr. Carl Bartoli, President

26.0 SUSPENSION OF THE WORK

      OWNER may at any time stop the Work or any part thereof by written notice to FWUSAC. Performance shall be resumed by FWUSAC within ten (10) days after the date of resumption fixed in a written notice from OWNER to FWUSAC and all additional costs and charges incurred by FWUSAC resulting from such suspension of the Work or part thereof, shall be paid to FWUSAC by OWNER as a Change in the Work pursuant to Article 7.10 hereof.

27.0 TERMINATION OF THE WORK

      27.1 OWNER shall have the right at any time to terminate the Work upon thirty (30) days written notice to FWUSAC. FWUSAC shall have the right to terminate the Work or any part thereof in the event that OWNER repeatedly suspends the Work or has suspended the Work or such part thereof under Section 26.0 above and OWNER does not within thirty (30) days after the date of suspension give written notice to FWUSAC to resume performance within such thirty (30) day period.

     27.2 In the event of termination of the Work as set forth in Section 27.1 above, OWNER shall pay to FWUSAC for amounts invoiced through the date of termination, plus those costs and charges incurred through orderly termination as follows:

           (a) The cost of FWUSAC's salaries and wages plus an agreed upon overlay of 100% to cover burdens and overhead, plus

           (b) All FWUSAC's costs and charges for items identified in the attached Exhibit B, except for costs and charges covered in (a) above, plus

           (c)  A termination charge of 10% of the sum of (a) and (b) above

            OWNER shall not be liable to FWUSAC for any consequential or indirect damages, such as loss of anticipated profits, loss of use of revenue, or other special or incidental damages of any nature on account of such termination.

     27.3 FWUSAC agrees, upon payments by OWNER as required in Section 27.2 above, to execute and deliver to OWNER all documents, in form satisfactory to OWNER and to take all steps necessary to fully vest in OWNER the right and benefits of FWUSAC under existing commitments to suppliers and others.

28.0 CAPTIONS

     Captions and headings of the Articles and other portions of the Agreement have been inserted for convenience of reference only and shall not in any manner affect the construction, meaning, or effect of anything herein contained, nor govern the rights and liabilities of the parties hereto.


29.0 CONTROLLING LAW

     This AGREEMENT shall be construed and interpreted in accordance with the laws of the State of Texas, United States of America.

30.0 SEVERABILITY

     If any provision of this Agreement is found to be illegal or unenforceable, such provision shall be deemed not to be a part of this Agreement, and the remaining provisions of this Agreement shall continue in full force and effect, but shall be interpreted to give effect to the extent feasible to the original written intent of the parties.

31.0 ENTIRETY OF AGREEMENT

     This Agreement together with the Exhibits referred to herein and other documents incorporated by reference, constitute the entire understanding between the parties hereto concerning the Work and services and there are not other representations, promises, contracts, guarantees, remedies or warranties affecting the Work and services; all previous figures, proposals, representations and agreements are hereby superseded and canceled. Any changes, alterations or additions to this Agreement shall be in writing, dated subsequent hereto and signed by duly authorized representatives of the parties. In the event of any conflict between this Agreement and any Exhibit, the terms of this Agreement shall govern. In the event of any conflict among Exhibits, the Exhibit of latest date shall govern. The following Exhibits are attached hereto and incorporated herein:

                EXHIBIT A -              SCOPE OF WORK
                EXHIBIT B -              COMPENSATION BASIS
                EXHIBIT C -              PROJECT SCHEDULE
                EXHIBIT D -              PLANT COMPLETION STANDARD

IN WITNESS where the parties hereto have caused this Agreement to be signed by their respective duly authorized representatives.


ACCEPTED AND AGREED:                      ACCEPTED AND AGREED:

SEADRIFT COKE, L.P.                       FOSTER WHEELER USA CORPORATION

By:  /s/ Jim Trigg                        By:  /s/ Gasper P. Tiranno
   ----------------------------              -------------------------------
   General Manager                           General Manager

                                          Executive Vice President
--------------------------------          ----------------------------------
(Title)                                   (Title)

                   [LOGO OF FOSTER WHEELER USA CORPORATION]

                        FOSTER WHEELER USA CORPORATION

                              SEADRIFT COKE L.P.
                            FW CONTRACT 13-037624

                           COKER EXPANSION PROJECT



                                                                       EXHIBIT A
                                                                   SCOPE OF WORK

                                SCOPE OF WORK
                                -------------

Scope of Services
-----------------

       The scope of FWUSAC services includes provision of engineering, design, inspection and construction services for expansion of an existing needle coker facility. The scope of services are outlined as follows:

2.1.1  Engineering and Design
       ----------------------

       . Review of Process Flow Diagrams and process design basis for establishing requirements for expansion of the plant as established by Seadrift Coke

       . Completion of basic process engineering, existing systems interfaces

       . Process safety and environmental compliances as defined by Seadrift
         Coke

       . Project specifications and standards

       . Detailed engineering and design of facilities encompassing areas of:

         - Civil/Structural
         - Piping
         - Electrical
         - Instrumentation
         - Equipment

       . Constructibility studies

       . Equipment and material requisitions for procurement by Seadrift Coke

       . Equipment drawings review for compliance with purchase requisitions and project specifications

       . Field design and interface with construction management team of FWCI



                                                                       EXHIBIT A

2.1.2  Procurement Services for Equipment and Materials
       ------------------------------------------------

       . Standards and specifications

       . Development of vendor list for approval

       . Issue of inquiries for equipment and materials as required by Seadrift
         Coke

       . Commercial and technical evaluation of vendor quotations

       . Bid clarification meetings

       . Bid tabulations for equipment and material

       . Vendor recommendation for purchase by Seadrift Coke

       . Inspection Plan

       . Traffic coordination for delivery of equipment and materials as required by Seadrift Coke.

       . Equipment Status reports

2.1.3  Project Management
       ------------------

       . Project management to insure engineering design and construction coordination

       . QA/QC Program to insure compliance with engineering practices of FWUSAC

       . Project control system covering the following areas:

         - Engineering
         - Design
         - Vendor Coordination
         - Inspection
         - Construction

         The project control system will cover all aspects of planning, scheduling, cost control, progress measurement, and document management.

       . Monthly progress and cost reports for services by FWUSAC

2.1.4  Construction
       ------------

       . Constructibility studies

       . Construction execution plan

       . Detail construction schedule and cost control

       . Coordination with project management for engineering and design deliverables.

       . Staffing of construction management and direct hire labor.

       . Early mobilization of field team for interface with engineering design.

       . Temporary facilities for piping fabrication and construction utilities as required to incorporate the work.

       . Materials and Equipment warehousing and laydown coordination for receipt of equipment and materials purchased directly by Seadrift Coke.

       . Field QA/QC program to insure full compliance with safety and proper construction procedures.

       . Installation of new equipment, foundations, structures, instrument controls and electrical distribution as required by design of the facility expansion.

       . Modification of existing equipment and facilities as defined by Seadrift Coke.

       . NDE and testing of equipment and installed material.

2.2    List of Deliverables
       --------------------

       FWUSAC documents and drawings deliverables are listed below:

       . Project engineering and management
         - Coordination procedure
         - Project specifications
         - Overall project master schedule - EPC
         - Front-end and detailed schedules
              -  Engineering
              -  Design
              -  Procurement Services
              -  Construction

         - Updated Process Flow Diagrams
         - Heat and Material Balances
         - Design Pressure/Temperature Diagrams
         - Materials of Construction Diagrams
         - Updated P&ID's

         - Line list for P&ID's
         - Utility summaries
         - Header and utility flow diagrams
         - Effluent summary
         - Flare load summary
         - Relief valve list/design basis/calculations
         - Control valve data sheets and specifications
         - Flow element data sheets
         - Functional description for DCS system
         - Shutdown and interlock sequence logic
         - Requisition Index
         - Equipment List for all new and modified equipment
         - Drawing Index
         - Instrument Index
         - Vendor document Index
         - Specifications Index

       . Equipment engineering - mechanical/electrical/instruments

         - Inquiry requisitions for Mechanical Equipment

           - Towers/drums/tanks
           - S/T Exchangers/Air Coolers
           - Compressors/Pumps
           - Mechanical Package Equipment

         - Electrical equipment requisitions
         - Control Valve and Relief Valve Requisitions
         - Tagged instruments requisitions
         - Certified vendor drawings
         - Mechanical catalogs
         - Spare Parts List

       . Civil/Structural

         - Criteria for foundation/structure/underground and trench designs
         - Design drawings showing plans, elevations, sections, details, MTO, and rebar quantities as required for the following:

           - Underground systems
           - Concrete foundations and structures
           - Steel structures
           - Pipe racks
           - Platforms/ladders/circular platforms
           - Electrical/instrument buildings
           - MCC buildings

         - Package equipment

       . Piping

         - Piping design schematics
         - Mechanical and material specifications for all piping and valves
         - Requisitions for valves
         - Requisitions for alloy pipe materials
         - Underground piping drawings
         - Key plot plans
         - Equipment location plans
         - Piping plans and sections
         - Piping isometrics for all lines 3/4" and larger
         - Pipe support location plans
         - Fire water piping loop diagram and isometrics
         - Bulk material requisitions

           - Alloy steel piping material
           - Carbon steel piping material
           - Spring hangers and special pipe supports
           - Specialty piping items

         - Steam tracing tabulation with material summaries

       . Instrumentation
         - Instrument location plans
         - Instrument wiring drawings/cable tray layout
         - Instrument installation details
         - Instrument loop diagrams
         - Bulk material requisitions

           - Instrument fittings
           - Field instrument cable
           - Junction boxes
           - Installation materials

       . Electrical

         - Electrical load summary
         - One-line diagram
         - Area classification drawing
         - Power/lighting layout drawings
         - Motor control schematics
         - Grounding details drawings
         - Cable and raceway schedules
         - Bulk material requisitions for electrical items

       . Insulation/fireproofing/steam tracing/painting

         - Insulation requirements including quantities summary
         - Fireproofing requirements for vessel skirts and structures
         - Steam tracing requirements and material summary
         - Painting requirements including quantities summary

                   [LOGO OF FOSTER WHEELER USA CORPORATION]

                        FOSTER WHEELER USA CORPORATION

                              SEADRIFT COKE L.P.
                             FW CONTRACT 13-037624


                            COKER EXPANSION PROJECT



                                                                       EXHIBIT B
                                                              COMPENSATION BASIS

                       COMMERCIAL BASIS OF COMPENSATION
                       --------------------------------
                     ENGINEERING AND PROCUREMENT SERVICES
                     ------------------------------------



SECTION 1
---------

1.1  Basis of Reimbursement
     ----------------------

     1.1.1  Bare Salaries and Mark-Up of Straight-Time Reimbursable Labor

            Foster Wheeler shall be reimbursed for all the time devoted to the work by its personnel at the rate of wages and salaries, plus an overlay of 75% of bare wages and salaries to cover payroll burdens, benefits, and overhead expenses. This rate applies to all management, technical, and support personnel of Foster Wheeler USA's Houston Engineering Center. The range of bare salary rates and salary policies applicable to reimbursable personnel is shown in Commercial Appendix 3D.

     1.1.2  Miscellaneous Home Office Expenses

            In addition to the reimbursement of labor, Foster Wheeler shall be reimbursed for miscellaneous home office expenses associated with the work, such as long-distance communication, technical computer applications, reproduction and others, at $6.50 per manhour.

            1.1.3  Travel and Living

            Travel and Living expenses will be reimbursed as follows:

            1. Actual reasonable expenses incurred for meals, lodging and rental car for Foster Wheeler personnel in travel status away from the office in connection with the project business

            2.     Travel by personal automobile at $0.30 per mile.

            3.     Air travel at economy class fare

     1.1.4  Rental of Site Trailer

            It is understood and agreed that Seadrift Coke, L.P. will provide gratis a 14' x 70' trailer on site furnished per Foster Wheeler's requirements. Utilities for the trailer will be paid for by Seadrift Coke. L.P.

                       COMMERCIAL BASIS OF COMPENSATION
                       --------------------------------
                     ENGINEERING AND PROCUREMENT SERVICES
                     ------------------------------------


     1.1.5  Fixed Fee

            In addition to reimbursement of labor, miscellaneous home office expenses, and travel and living expenses, Foster Wheeler will be reimbursed a fixed fee of $150,000 for profit.


     1.1.6  Earned Fee

            In addition to the above, a further $150,000 may be earned based on meeting mutually agreed objectives relating to schedule, cost, and quality in equal $50,000 portions.


     1.1.7  Shared Cost Underrun

            In addition to the above cost reimbursements, fixed fee, and earned fee, Foster Wheeler will share with Seadrift Coke, L.P. on a 50/50 basis any underrun of the Target Price to be established upon completion of the definitive estimate and schedule.

                                             Commercial Appendix 3D
                                             Rev. 4
                                             February 1997


                  SALARY RATE RANGES - REIMBURSABLE PERSONNEL
                  -------------------------------------------
                        FOSTER WHEELER USA CORPORATION
                        ------------------------------
                          HOUSTON ENGINEERING CENTER
                          --------------------------

                                  January 1997
                                  Salary Ranges
Position Classification            U.S. $1/Hour
------------------------------  -----------------
FLOWSHEET DRAFTING              12.77   -   18.34
DESIGN AND DRAFTING             11.22   -   37.50
PROJECT ENGINEERING             19.58   -   50.41
PROJECT MANAGEMENT              43.04   -   63.09
SPECIALTY ENGINEERING           12.98   -   44.84
ENGINEERING SUPPORT SERVICES    11.00   -   16.39
PROCUREMENT SERVICES            14.51   -   34.13
PROCESS ENGINEERING             19.23   -   42.12
ESTIMATING                      14.32   -   42.86
PROJECT CONTROL                 11.58   -   44.75
DOCUMENT CONTROL                10.93   -   33.55
COMPUTER SERVICES               14.64   -   39.15
WORD PROCESSORS                 12.35   -   15.11
PROJECT ACCOUNTING               8.54   -   30.35
SECRETARIAL & CLERICAL           9.00   -   18.62
SUPERVISORS/CHIEFS/
DESIGN ENGINEERS                18.02   -   59.13
DEPARTMENT HEADS                44.71   -   64.85

See applicable notes on tile following page.

                                             Commercial Appendix 3D
                                             Rev. 4
                                             February 1997


                  SALARY RATE RANGES - REIMBURSABLE PERSONNEL
                  -------------------------------------------
                        FOSTER WHEELER USA CORPORATION
                        ------------------------------
                          HOUSTON ENGINEERING CENTER
                          --------------------------

NOTES:
-----

1. Salaries and wages are calculated for straight-time only and are exclusive of company benefits, payroll burdens, and overhead. Rates are applicable to personnel of Foster Wheeler USA Corporation, Houston payroll only.

2. Hourly rates are calculated on tile basis of 2,080 hours per year, 173 1/3 hours per month, or 40 hours per week.

3. The standard workweek is 40 hours per week. In accordance with Foster Wheeler's salary policies, overtime is defined as work in excess of eight hours a day or forty hours a week, and will be invoiced to the client as follows:

     a. Overtime hours worked by exempt employees shall be invoiced at zero percent premium.

     b. Overtime hours worked by nonexempt employees shall be invoiced at 50 percent premium.

     c. Overtime hours worked by Design and Flowsheet Drafting employees shall be invoiced at 50 percent premium for overtime work on Monday through Saturday, and at 100 percent premium for overtime work on Sundays and holidays.

4.   Salary ranges are valid as of January 1997.

5. Actual salaries reimbursable on a particular contract will vary according to personnel assignments. During contract execution, tile actual salaries of the personnel assigned may fall outside the ranges shown as a result of individual merit increases, promotions, addition of personnel, or economic changes. Billings will be made on the basis of actual salaries.

                       COMMERCIAL BASIS OF COMPENSATION
                       --------------------------------
                             CONSTRUCTION SERVICES
                             ---------------------


                               COMMERCIAL TERMS
                               ----------------
                                      FOR
                                      ---
                    COST REIMBURSABLE CONSTRUCTION SERVICES
                    ---------------------------------------


I.   Introduction
     ------------

     The Contractor shall be compensated for work performed on a cost reimbursable basis through the payment of field costs. Wage rates are subject to escalation upon mutual agreement between the client and FWCI.

II.  Reimbursable Field Costs
     ------------------------

     The Contractor shall be reimbursed for the following costs at the rates specified or, if no rate is specified, at actual cost to the Contractor.

     1.   Field Labor - The Contractor shall be reimbursed for all field payroll
          -----------
          labor costs of personnel employed on the jobsite such as craft supervisor, foremen, craftsmen, helpers, laborers, field clerks, technicians, etc.

          Field labor will be reimbursed at actual straight time wages of all hours worked plus a mark-up of forty-six (46%) percent to include the following items:

          a. Wages - Including straight time, show-up time and overtime. (Premium portion of overtime shall be reimbursed at cost without mark-up.)

          b. Fringe benefits - Covers the cost of medical, life insurance, vacation, retirement savings, holiday pay, and administrative cost for our benefit program for field hired employees.

          c. Taxes and insurance - Imposed by federal, state or local governmental authorities on field payrolls such as FICA Tax (Social Security), federal unemployment insurance, state unemployment insurance and workmen's compensation. Also included is an allowance to cover liability insurance coverage by FWCI.

                       COMMERCIAL BASIS OF COMPENSATION
                       --------------------------------
                             CONSTRUCTION SERVICES
                             ---------------------


          d.   Small tools and consumables valued under $1000.00.

          The field hire craft labor rates (inclusive of the above) will be established through mutual agreement between FWCI and Seadrift for this project. Straight time rate is payable for the first forty (40) hours in the work week and overtime rate is payable for all hours over forty (40) in the work week at a rate of time and one half and all company holidays at a rate of double the straight time wage.


     2.   Contractor's Salaried Employees - The Contractor shall be reimbursed
          -------------------------------
          for all of Contractor's salaried personnel who are employed on the project (both home office and field) on the basis of actual salary plus sixty-five (65%) percent for all hours worked.

          In addition to the above, Purchaser shall reimburse all travel expenses incurred in traveling to and returning from the jobsite (if required), and all living expenses (such as local transportation, food and lodging) incurred while on assignment at actual cost without mark-up in accordance with FWCI's travel and relocation allowance policy which is included herein.

     3.   Subcontracts - The Contractor shall be reimbursed for all subcontract
          ------------
          cost for work or services entered into by the Contractor at the price charged to the Contractor by the Subcontractor.

     4.   Capital Tools - The Contractor may provide capital tools owned by the
          -------------
          Contractor when such capital tools are available and time permits their shipment to the jobsite. The Contractor shall be reimbursed for such capital tools at the monthly rates and terms specified in the attached Capital Tool List and Small Tool List.

          The Contractor shall be reimbursed for all capital tools rented or leased by the Contractor from others at the price charged to the Contractor.

     5.   Small Tools and Consumables - A listing of typical small tools and
          ---------------------------
          consumables is attached hereto. Small Tools and Consumables are included in the base wage mark-up as noted in Section II.1.d.

                       COMMERCIAL BASIS OF COMPENSATION
                       --------------------------------
                             CONSTRUCTION SERVICES
                             ---------------------


     6.   Miscellaneous Field Materials - Miscellaneous field materials are
          -----------------------------
          materials required for the work which are not considered as consumables under Item II.5 (Small Tools & Consumables) and are not provided by the Contractor under Item II.3 (Subcontracts). The Contractor shall be reimbursed for all such field materials at the price charged to the Contractor.

     7.   Field Office Expenses - Field office expenses are items required for
          ---------------------
          the operation of the Contractor's field office such as telephone, fax, postage, stationary, post office box rental, reproduction, electrical, etc. The Contractor shall be reimbursed for all field office expenses at the price charged to the Contractor.

     8.   Intangible Items The Contractor shall be reimbursed at actual cost for
          ----------------
          permits, fees and royalties, and all sales, use, property, gross receipts, gross income, excise or other similar taxes which the Contractor's may be required to pay.

     9.   Other Field Expenses - The Contractor shall be reimbursed at actual
          --------------------
          cost for all other field expenses not covered by the above reimbursable items.

     10.  Safety Related Costs - The Contractor will be reimbursed for safety
          --------------------
          related costs including but not limited to:

          A. Safety Training required by the owner or Federal, State or local law.

          B. Specialized safety equipment including Nomex suits, Scott air packs, monitoring equipment, medical examinations, etc.

          Labor costs will be billed at the employers rate plus burdens and benefits. All other safety related costs will be billed at actual cost.

     11.  Terms of Payment - FWCI has not included in its rates consideration
          ----------------
          for cost of money associated with payment terms. FWCI mutually agreed with Seadrift Coke a payment schedule which minimizes out of pocket costs. FWCI will be paid weekly for field labor. Monthly invoicing with thirty (30) day payment for home office expenses including salaried supervisory costs and third party purchases.

                                 CONFIDENTIAL
                                 ------------
                                                                        02/02/97
                        FOSTER WHEELER CONTRUCTORS INC

                                     1997
                REIMBURSABLE BARE SALARIES AND CLASSIFICATIONS
                ----------------------------------------------
                              SALARY RATE RANGES
                              ------------------

===============================================================================================
 COST                                             $/MO    $/MO    $/MO    $/HR    $/HR    $/HR
 CODE  DESCRIPTION                                HIGH    LOW     AVE     HIGH    LOW     AVE
===============================================================================================
FIELD SUPERVISORY POSITIONS
---------------------------
 8811  CONST MANGR/PROJECT SUPT                  $9,900  $5,000  $7,300  $57.12  $28.85  $42.12
 8812  FIELD & AREA SUPT                         $8,000  $4,800  $5,800  $48.15  $27.69  $33.46
 8831  CONSTRUCTION ENGINEERING                  $7,000  $2,600  $4,500  $40.38  $15.00  $25.96
 8841  PROJECT CONTROL                           $7,500  $2,500  $4,000  $43.27  $14.42  $23.08
 8851  MATERIAL MANAGER                          $6,000  $3,600  $4,600  $34.62  $20.77  $26.54
 8861  GENERAL ADMINISTRATION                    $6,500  $2,000  $4,700  $37.50  $11.54  $27.12
 8862  SAFETY SUPERVISION                        $6,000  $3,500  $4,700  $34.62  $20.19  $27.12
 8871  SUBCONTRACT ADMIN                         $8,500  $3,500  $5,800  $49.04  $20.19  $33.46
 8813  GENERAL CRAFT SUPV                        $6,500  $3,500  $4,900  $37.50  $20.19  $28.27
 8832  QUALITY CONTROL                           $6,500  $4,300  $4,900  $37.50  $24.81  $28.27
 8833  WELD TECHNICIANS                          $5,500  $3,800  $4,900  $31.73  $21.92  $28.27

HOME OFFICE POSITIONS
---------------------

 8461  ADMINISTRATION                            $9,900  $1,900  $3,280  $57.12  $10.96  $18.92
 8411  CONST DIRS & MANAGERS                     $9,900  $6,900  $7,680  $57.12  $39.81  $44.31
 8431  CONST ENG & QA/QC                         $6,900  $3,900  $5,300  $39.81  $22.50  $30.58
 8441  PROJECT CONTROL                           $7,500  $3,200  $5,500  $43.27  $18.46  $31.73
 8471  SUBCONTRACTS & PURCH.                     $8,500  $1,700  $5,300  $49.04   $9.81  $30.58
 8421  PROPOSALS & ESTIMATING                    $8,500  $2,850  $6,100  $49.04  $16.44  $35.19
 8451  CONST TOOLS & EQUIP NJ                    $6,500  $2,100  $3,900  $37.50  $12.12  $22.50
 8452  CONST TOOLS & EQUlP TX                    $5,600  $1,500  $2,600  $32.31   $8.65  $15.00
===============================================================================================

                       COMMERCIAL BASIS OF COMPENSATION
                       --------------------------------
                             CONSTRUCTION SERVICES
                             ---------------------


            REIMBURSABLE CONSTRUCTION COST WITH AT-RISK PROFIT FEE
            ------------------------------------------------------


Foster Wheeler Constructors, Inc. (FWCI) agrees to perform construction services for the Seadrift Coke, L.P. Coker Expansion Project located at Port Lavaca, Texas on a Cost Reimbursable basis with an At-Risk Fee for profit and general and administrative expenses based on meeting mutually agreed target budget and project schedule.

FWCI is committed to the use of incentives because of our strong belief that incentive programs develop team spirit and overall project excellence with an emphasis on safety. FWCI is proposing that our profit is entirely at risk and based upon criteria specified below. FWCI will distribute a twenty (20%) percent share of its earned incentive as a bonus pool to site project supervision and labor. Seadrift Coke will also contribute a share of the bonus pool based upon a savings resulting from an underrun of the target manhours established for the project. The criteria for this employee distribution is that the individual must either be reassigned to another FWCI project or receive a reduction in force at Seadrift Coke. Employees who quit or are terminated for cause are not eligible. Bonus money to employees is determined by using a formula based on a percentage applied to the individuals gross wages.

The At-Risk Profit Fee is earned by achieving or surpassing performance targets set through mutual agreement between Seadrift Coke and FWCI.

The components of the overall profit fee be structured in three parts as follows:

     1. Budget
        ------

        A construction cost budget for the project will be established by late September, 1997 through mutual agreement between FWCI and Seadrift.

        If FWCI completes the project within the set budget, $250,000 will be paid to cover general administrative, overhead and profit.

     2. Schedule
        --------

        A construction schedule for the project will be established by late September, 1997 through mutual agreement between FWCI and Seadrift

        If FWCI completes the project within the scheduled time period, an additional $250,000 will be paid as an additional incentive fee.

                       COMMERCIAL BASIS OF COMPENSATION
                       --------------------------------
                             CONSTRUCTION SERVICES
                             ---------------------


     3. Budget Underrun
        ---------------

        As an incentive to complete the project for less than the established cost budget, FWCI and Seadrift will share in the cost underrun.

        If FWCI underruns the budget by more than $250,000, 50% of cost underrun greater than $250,000 will be paid to FWCI as additional fee for general and administrative expenses and profit.

     4. Manhour Underrun
        ----------------

        Seadrift Coke will contribute to the bonus pool to site project supervision and field hired labor $7.00 per hour for each hour. The actual hours expended (direct and indirect) are under the mutually agreed target. 100% of these savings will be distributed to the above employees.

FWCI is proposing this structure as we are confident that we have the supervisory and craft talent available to execute the project in a highly satisfactory manner. In addition, we have unique expertise in constructability, safety, planning, scheduling and cost control. We also feel that by including all of our personnel into project goals and rewards the project will achieve our mutual objectives. To this end, we will communicate our joint objectives to our workforce throughout the project.

Attached for your ease in reviewing this incentive plan, is a sample calculation assuming certain project results.

                       COMMERCIAL BASIS OF COMPENSATION
                       --------------------------------
                             CONSTRUCTION SERVICES
                             ---------------------



                      SEADRIFT COKE L.P., SEADRIFT TEXAS

             LABOR RATES TO APPLY TO THE ABOVE REFERENCED PROJECT

--------------------------------------------
Classification                      Wage
--------------------------------------------
Craft Supervisor                 19.00-24.00
--------------------------------------------
Foreman                             17.50
--------------------------------------------
Mechanic A - Inst. Tech             16.00
--------------------------------------------
Mechanic A - Comb Welder            15.50
--------------------------------------------
Mechanic A                          15.00
--------------------------------------------
Mechanic B                          14.50
--------------------------------------------
Helper I                            12.00
--------------------------------------------
Helper II                           10.00
--------------------------------------------
Helper III                           8.50
--------------------------------------------
Laborer/Fire Watch/Hole Watch        8.00
--------------------------------------------
Technician                          13.50
--------------------------------------------
Secretary                           10.00
--------------------------------------------
Timekeeper/Clerk                     8.00
--------------------------------------------

The above listed will receive time and half pay for working on approved holidays.

                       COMMERCIAL BASIS OF COMPENSATION
                       --------------------------------
                             CONSTRUCTION SERVICES
                             ---------------------




                              SAMPLE CALCULATION
                   INCENTIVE FEE AND BONUS POOL DISTRIBUTION
                   -----------------------------------------


BASIS OF CALCULATIONS
---------------------

     . Construction Cost budget: $10,000,000
     . Construction Labor Hours Budget (Direct/Indirect): 160,000
     . Final Project Cost: $750,000 under Budget
     . Project Completed within Target Schedule
     . Labor Hours (Direct/Indirect): 15,000 Hours under Budget


INCENTIVE FEE EARNINGS FOR FWCI
-------------------------------

     . Final Project Costs within Budget:                  $250,000
     . Project Completed within Project Schedule           $250,000
     . Final Project Costs Underrun                        $250,000
       (500,000 x 50%)
                                                           --------
     . Total FWCI Incentive Fee Earned                     $750,000

BONUS POOL DISTRIBUTED TO PROJECT SUPERVISION AND ALL FIELD HIRED EMPLOYEES
---------------------------------------------------------------------------

     . FWCI Share: 20% of $750,000                         $150,000
     . Seadrift Share: (15,000 hrs x $7.00/hr)             $105,000

                                                           --------
       TOTAL Bonus Pool Distribution                       $255,000

                   [LOGO OF FOSTER WHEELER USA CORPORATION]

                        FOSTER WHEELER USA CORPORATION


                              SEADRIFT COKE L.P.

                            FW CONTRACT 13-037624



                           COKER EXPANSION PROJECT



                                                                     EXHIBIT C
                                                  PRELIMINARY PROJECT SCHEDULE

                               ----------------------------------------------------------------------------------------------------
                                                                                 1997
                               ----------------------------------------------------------------------------------------------------
                                       MAY              JUN           JUL                AUG              SEP            OCT
                               ----------------------------------------------------------------------------------------------------

    Description       Start    8, 5, 12, 19, 26   2, 9, 16, 23   30, 7, 14, 21, 28   4, 11, 18, 25   1, 8, 15, 22   29, 6, 13 20 27
-----------------------------------------------------------------------------------------------------------------------------------
ENGINEERING

Process Design       05MAY97A

Retail Engineering
 & Procurement       01JUL97A

Equipment
 Deliveries          03NOV97*
                                                                         [GRAPH APPEARS HERE]
CONSTRUCTION
------------------------------
Field Mobilization   08SEP97*

Civil                15SEP97*

Piping               29SEP97*

Equipment Erection   27OCT97*

Electrical           10NOV97*

Instrumentation      01DEC97*

Insulation/Painting  15DEC97*

Equipment Relocation 26JAN98*

Work Commences       16FEB98*

Mechanical
 Completion (T/A)    26FEB98*

Mechanical
 Completion
 (Post T/A Work)     31MAR98*
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Start        01MAY97   -------------  Early Bar                                                   Sheet 1 of1
Finish       31MAR98   -------------  Progress Bar               Seadrift Coke L.P.
Date         01SEP97                                          Seadrift Coker Expansion                                  EXHIBIT C
Date         05SEP97                                        Preliminary Project Schedule
------------------------------------------------------------------------------------------------------------------------------------

                               ----------------------------------------------------------------------------------------------
                                              1997                                           1998
                               ----------------------------------------------------------------------------------------------
                                      NOV              DEC                 JAN                FEB               MAR
                               ----------------------------------------------------------------------------------------------

    Description       Start     3, 10, 17, 24    1, 8, 15, 22,29        5, 12, 19, 26     2, 9, 16, 23      2, 9, 16, 23, 3
-----------------------------------------------------------------------------------------------------------------------------
ENGINEERING

Process Design       05MAY97A

Retail Engineering
 & Procurement       01JUL97A

Equipment
 Deliveries          03NOV97*
                                                                         [GRAPH APPEARS HERE]

CONSTRUCTION
------------------------------
Field Mobilization   08SEP97*

Civil                15SEP97*

Piping               29SEP97*

Equipment Erection   27OCT97*

Electrical           10NOV97*

Instrumentation      01DEC97*

Insulation/Painting  15DEC97*

Equipment Relocation 26JAN98*

Work Commences       16FEB98*

Mechanical
 Completion (T/A)    26FEB98*

Mechanical
 Completion
 (Post T/A Work)     31MAR98*
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Start        01MAY97   -------------  Early Bar                                                   Sheet 1 of1
Finish       31MAR98   -------------  Progress Bar               Seadrift Coke L.P.
Date         01SEP97                                          Seadrift Coker Expansion                                  EXHIBIT C
Date         05SEP97                                        Preliminary Project Schedule
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER         PLANT COMPLETION         PAGE          1
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997


                                   CONTENTS

PARA.NO.    SUBJECT                                                         PAGE
--------    -------                                                         ----
      I.    SCOPE                                                             2
     II.    REFERENCES                                                        2

            A. API PUBLICATION 700                                            2
            B. ISA RECOMMENDED PRACTICE 7.1                                   2

    III.    DEFINITIONS                                                       2

            A. PRE-COMMISSIONING                                              2
            B. READY FOR COMMISSIONING                                        2
            C. COMMISSIONING                                                  2
            D. COMPLETION OF CONSTRUCTION                                     3

     IV.    GENERAL PROCEDURES                                                4

            A. MANUFACTURER OR VENDOR SERVICE                                 4
            B. PERMITS                                                        4
            C. INSTRUCTION                                                    4
            D. PACKING AND SEALS                                              5
            E. REMOVAL OF TEMPORARY BRACING                                   5
            F. ROTATION AND ALIGNMENT                                         5
            G. TIE-INS AT UNIT LIMITS                                         6
            H. LEAK AND PRESSURE TESTS                                        6
            I. INSPECTION                                                     7
            J. PRESSURE/VACUUM SAFETY RELIEF DEVICES                          8
            K. FLUSHING AND CHEMICAL/MECHANICAL CLEANING                      8
            L. TEMPORARY SCREENS, STRAINERS AND BLINDS                        9
            M. PURGING/INSERTING                                              9
            N. DRYING OUT                                                     9
            0. VESSEL PACKING AND FIXED BEDS                                 10
            P. HOUSEKEEPING                                                  10
            Q. MAINTENANCE, SPARE PARTS AND SPECIAL TOOLS                    10

      V.    SPECIFIC PROCEDURES                                              11

            A. VESSELS                                                       11
            B. SHELL AND TUBE EXCHANGERS                                     11
            C. AIR-COOLED EXCHANGERS                                         12
            D. FIRED HEATERS                                                 12
            E. PUMPS, COMPRESSORS AND DRIVERS                                13
            F. TANKS                                                         13
            G. PIPING SYSTEMS                                                14
            H. ELECTRICAL POWER AND LIGHTING SYSTEMS                         14
            I. INSTRUMENT SYSTEMS                                            17
            J. WATER SYSTEMS (SERVICE WELLS, COOLING
               TOWERS, FIRE WATER, SEA WATER)                                19

                                                                       EXHIBIT D

[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER         PLANT COMPLETION         PAGE          2
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997



        I.  SCOPE

            This standard is intended to define the transfer of responsibility from Foster Wheeler to the Constructor, if applicable; and to Owner for the care, custody and control of various units, systems or facilities of a plant. A tabulation of the specific work performance responsibilities required to place process equipment or systems into operation is presented.

            The responsibilities of the Constructor are included on this listing or if the Constructor is contracted by FW USA then the Constructor's responsibilities are contractually those of FW USA.

        II. References

            A. API Publication 700, Second Edition, September, 1980.  The
               preceding content of this standard is derived from API 700. The major difference is that it indicates which items Foster Wheeler expects to undertake versus those which the Owner is expected to complete.

            B. ISA Recommended Practice 7.1

       III. DEFINITIONS

            This section presents definitions which, along with the General and Specific Procedures given in Sections IV. and V., serve to clarify the basic principles associated with the transfer of responsibility from Foster Wheeler to the Owner at commissioning time.

            A. Pre-commissioning:  Pre-commissioning activities are the nonoperating adjustments and cold alignment checks made by Foster Wheeler as detailed in Sections IV. and V.

            B. Ready for Commissioning:  The plant, or part thereof, is "ready for commissioning" when the plant, unit, or facility, or any part thereof, has been erected in accordance with drawings, specifications, and applicable codes, to the extent necessary to permit commissioning, and when the pre-commissioning activities detailed in Sections IV. and V. have been completed.

            C. Commissioning:  The commissioning period follows the completion of the precommissioning activities performed by Foster Wheeler. Commissioning activities are associated with the operation of items of equipment or facilities in preparation for plant startup and may continue through the initial operation of the plant. These activities are the Owner's responsibilities unless the contract specifically provides otherwise.

[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER         PLANT COMPLETION         PAGE          3
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997



            D. Completion of Construction:  Completion of construction means that Foster Wheeler has:

               1.   Erected the Plant.

               2.   Completed pre-commissioning work.

               3. Completed all special commissioning activities. Special commissioning activities are defined as those activities not specifically covered herein and dictated by contractual agreements as being specifically required.

               4.   Completed final cleanup, painting, and thermal insulation
                    work.
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[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER         PLANT COMPLETION         PAGE          4
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997

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            IV.  GENERAL PROCEDURES

               The general work procedures listed below outline the work to be performed by Foster Wheeler and by the Owner. Procedures applicable to specific systems or items of equipment are covered separately in Section V.

               A. Manufacturer or Vendor Service Assistance
                                                                                         X        X
                  1.  Obtain the assistance of the manufacturer or vendor when necessary to make a satisfactory installation as agreed
                      upon by Foster Wheeler and the Owner.

                  2.  Obtain the assistance of the manufacturer or vendor, as                            X
                      required, for technical assistance during run-in by the
                      Owner's operating and maintenance personnel, for training, or for informational and operating purposes.

                  3.  Furnish names and telephone numbers, including contacts,                           X
                      of manufacturer's and vendors; technical service
                      representatives for use by the Owner.

                B.  Permits

                  1. Make applications for all permits issued in the Owner's                             X
                     name that are required for plant installation, use,
                     occupancy, and operation.

               C. Instructions

                  1.  Maintain an adequate vendor instruction file so that                               X
                      information may be readily retrieved throughout plant
                      commissioning.
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FOSTER WHEELER     PLANT COMPLETION             PAGE          5
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997
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                   2. Transmit to the Owner all applicable vendor's or                   X
                      manufacturer's instructions and drawings.

                   3. Provide the Owner with any special                                 X        X
                      instructions.

                D. Packing and Seals

                   1. Install mechanical seals and accessories, as required                       X

                   2.  Install permanent packing and accessories, as required.                    X

                   3. Adjust and replace mechanical                                                      X
                      seals, packing, and accessories, as
                      necessary, during the commissioning
                      period.

                E. Removal of Temporary Bracing

                   1. Remove all temporary supports, bracing, or other foreign                    X
                      objects that were installed in vessels, transformers,
                      rotating machinery, or other equipment to prevent damage
                      during shipping, storage, and erection and repair any
                      damage sustained.

                   2. Remove other items as specified in items V.C.1, V.G.8 and                   X
                      V.J.1 for the appropriate equipment type.

                F. Rotation and Alignment

                   1. Check rotating machinery for correct direction of rotation                  X
                      and for freedom of moving parts before connecting driver.

                   2. Perform cold alignment to the                                               X
                      manufacturer's tolerances.

                   3. Perform hot alignment.                                                             X

                   4. Perform any doweling required.                                                     X


[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER     PLANT COMPLETION             PAGE        6
USA CORPORATION                                 REV         1
                                                DATE        September 4, 1997
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                  5.  Obtain the services of a factory representative to witness                         X
                      installation of equipment, as required.

               G. Tie-ins at Unit Limits

                  1.  Identify each tie-in location and tag.                                             X

                  2.  Prepare all Systems for safe tie-ins.                                              X

                  3.  Obtain approval and make the necessary tie-ins at the unit                  X
                      limits, as required by the specifications and as directed
                      by the Owner.

                  4.  Remove blinds, car seals and so                                                    X
                      forth, as required.

               H. Leak and Pressure Tests

                  1.  Provide Test pressures on isometrics.                              X

                  2.  Notify the Owner of the schedule for non-operating field                    X
                      leak tests or field pressure tests on piping and field
                      fabricated equipment, unless otherwise directed by the
                      Owner.

                  3.  Provide any special media for test purposes and facilities                         X
                      for their disposal.

                  4.  Conduct all tests in accordance with applicable codes,                      X
                      specifications and regulations.

                  5.  Witness tests.                                                                     X

                  6.  Maintain records, as required.                                              X      X

                  7.  Dispose of test media in accordance                                         X
                      with the Owner's instructions.

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[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER     PLANT COMPLETION             PAGE          7
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997
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                  8.  Conduct all operational tightness tests.                                           X

                      Note: Individual items of equipment of the following types, if pressure tested in the fabricator's shop, will not require retesting in the field, unless specified by the Owner. Such individual items of equipment shall be included in the testing of attendant piping systems whenever practical and approved by the Owner.

                      1. Vessels
                      2. Shell and tube exchangers
                      3. Air cooled exchangers

                I. Inspection

                  1.  Conduct flow diagram check of installed systems.                   X        X

                  2.  Provide inspection of the plant to verify that erected                      X
                      facilities conform to flow diagrams, construction
                      drawings, vendor prints, and specifications.

                  3.  Verify that specified materials have been installed in the                  X
                      plant and document verification to the extent required by
                      the Contract.

                  4.  Verify and approve the plant check. Note any exceptions on                         X
                      a separate work order list (punch list).

                  5.  Provide for special inspections, such as those required by                  X      X
                      insurance or governmental agencies.

                  6.  Perform and report routine shop                                    X
                      inspection and witness tests.

                  7.  Perform shop inspection and witness                                                X
                      tests, as desired.
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[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER     PLANT COMPLETION             PAGE          8
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997
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                   8. Witness final shop inspections, as                                                 X
                      desired.

                      NOTE: Shop inspected equipment will not be reopened for inspection in the field except as specifically noted in
                      Section V.A.

                J. Pressure/Vacuum Safety Relief Devices

                   1. Provide the Owner with a list of                                   X
                      proper pressure settings.

                   2. Transfer relief devices to and from the Owner's specified                   X
                      testing facility.

                   3. Test, adjust and tag all safety devices and seal wherever                          X
                      necessary or desirable.

                   4. Install all devices after testing,                                          X
                      adjusting and tagging.

                   5. Maintain records, as required.                                                     X

               K. Flushing and Chemical/Mechanical Cleaning

                   1. Except as noted in IV.P, V.D, V.E, V.F, V.J, V.K and V.M:

                      a. Conduct all flushing, blowing, and chemical/mechanical                          X
                         cleaning operations where such operations can be
                         accomplished without using permanently installed
                         equipment.

                      b. Conduct all flushing and blowing operations where                               X
                         permanently installed equipment must be used to obtain
                         proper line velocities.

                     c.  Provide any special media for                                                   X
                         flushing and/or cleaning
                         purposes.

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[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER     PLANT COMPLETION             PAGE          9
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997
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                       d.  Dispose of all media in                                                       X
                           accordance with the Owner's
                           instructions.

                   2. Turn systems over to the client                                             X
                      free of trash and construction
                      debris (not necessarily free of
                      welding slag).

                   3.  Maintain records, as required.                                                    X

               L. Temporary Screens, Strainers, and Blinds

                   1.  Provide and install all required temporary strainers.                      X

                   2.    Clean strainers, as required,                                            X
                         during circulation.

                   3.    Remove strainers when system is                                          X
                         adequately cleaned.

                   4.    Provide, install, and remove all                                         X
                         blinds required for flushing.

                   5.    Provide, install and remove all                                          X
                         blinds required for isolation.

               M. Purging/Inserting
                   1.    Install purge/inserting connections.                            X

                   2.    Provide purge materials and conduct                                      X
                         necessary purge operations.

                   3.    Provide inserting materials and                                          X
                         introduce where specified.

               N. Drying Out

                   1. Dry out facilities, as required to prevent contamination                    X
                      of catalysts, operating materials and/or product.

                   2. Dry out systems, refractories and linings when this drying                  X
                      operation is to be accomplished with temporary facilities
                      such as in refractory lined ducts and vessels.


[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER     PLANT COMPLETION             PAGE          10
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997
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                  3.  Dry out systems, refractories, and linings when this                               X
                      drying can be accomplished by means of permanently
                      installed equipment such as fired heaters.

                O. Vessel Packing and Fixed Beds

                  1.  Install all inert materials such as sand, gravel, balls,                           X
                      rings, and saddles.

                  2.  Install all materials other than the materials                                     X
                      specifically noted in Section V.

                  3.  Install all mixed beds involving combinations of materials                         X
                      covered 1. and 2. above.

                  4.  Inspect vessel interior before and during loading to                               X
                      ensure proper installation.

                  5.  Maintain records as required.                                                      X

                P.  Housekeeping

                  1.  At completion of construction, remove excess materials,                     X
                      temporary facilities, and scaffolding; rough sweep or rake the area; and pick up trash.  Washing or further cleanup
                      is not included.

                  2.  After completion of construction, maintain adequate                                X
                      housekeeping practices, as required for safe operation.

               Q. Maintenance, Spare Parts and Special Tools

                  1.  Before and during precommissioning, protect equipment from                  X
                      normal weather conditions, corrosion or damage.

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[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER     PLANT COMPLETION             PAGE          11
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997
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          2.  After precommissioning is complete, provide adequate maintenance                           X
              for equipment, including the cleaning of strainers and the repairing of steam traps.

          3.  Provide the Owner with spare parts lists as recommended by the             X
              manufacturers.

          4.  After precommissioning, maintain adequate spare parts and supplies.                        X

    V.  Specific Procedures

        In addition to the work responsibilities described in Section IV, the detailed procedures outlined below further define the work responsibilities of Foster Wheeler and the Owner for specific systems and items of equipment.

        A.  Vessels

          1.  Open vessels after erection and put in place any internals                          X
              requiring field installation.  These internals will be inspected before and after installation.

          2.  Open both internal and external manways for inspection of vessel                    X
              by the Owner, unless otherwise specified.

          3.  Witness inspections to the extent desired.                                                 X

          4.  Head up after proper execution of closure permits.                                  X

        B. Shell and Tube Exchangers

          1.  Perform field inspection, if required, of exchangers that have                             X
              been shop tested.


[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER     PLANT COMPLETION             PAGE          12
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997
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               C. Air-Cooled Exchangers

                  1.  Inspect exchangers to ensure that temporary shipping                        X
                      supports and erection material have been removed.

                  2.  Adjust fan assemblies to obtain                                             X
                      specified tip clearance and test.

                  3.  Check operation of louvers and                                              X
                      operating linkage.

               D. Fired Heaters

                  1.  Perform pressure test in accordance with the applicable                     X
                      codes and specifications.

                  2. Provide all nonoperating prefiring checks in accordance                      X
                     with manufacturer's instructions.

                  3.  Blow fuel lines, check them for cleanliness, and connect                    X
                      burner piping.

                  4.  Check operation of registers and dampers, and verify                        X
                      position of indicators.

                  5.  Check operation of air preheaters, blowers and soot                                X
                      blowers.

                  6.  Dry refractories during initial firing by following the                            X
                      manufacturer's temperature cycles.

                  7.  Conduct boilout, chemical cleaning,                                                X
                      and flushing operations as
                      required.  Dispose of wastes and
                      cleaning media.

                  8.  Obtain and charge liquid heat                                                      X
                      transfer media, if required.

                  9.  Conduct lightoff, drying, and                                                      X
                      purging operations.


[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER     PLANT COMPLETION             PAGE          13
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997
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                  10. Obtain service engineer for technical assistance during                            X
                      installation or startup, if desired.

                E. Pumps, Compressors, and Drivers

                  1.  Level baseplates and soleplates grout all bearing                           X
                      surfaces.

                  2.  Alleviate any excess piping stresses that may be imposed                    X
                      on pipes, compressors, and drivers.

                  3.  Chemically clean any completed lube                                         X
                      and seal oil system, when
                      specified.  Dispose of wastes and
                      cleaning media in accordance with
                      the Owner's instructions.

                  4.  Charge the lube oil, seal oil, and                                                 X
                      oil cooling systems with flushing
                      oil.

                  5.  Circulate flushing oil through lube oil, seal oil and oil                          X
                      cooling systems for cleaning purposes. Dispose of any
                      flushing oil.

                  6.  Charge the lube oil, seal oil, and oil cooling systems                      X
                      with the operating oil recommended by the manufacturer.

                  7.  Operate equipment and make vibration, trip, governor, and                          X
                      safety device checks, and any operating tests and
                      adjustments required.

                  8.  Obtain the assistance of a service engineer for technical                   X
                      advise during installation or startup, if desired.
                  9.  Maintain records as required.                                                      X

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[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER     PLANT COMPLETION             PAGE          14
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997
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                F.  Tanks

                  1.  After erection and installation, install any internals                      X
                      which require field installation.

                  2.  Test tank and internals, as required.  Dispose of test                      X
                      water in accordance with the Owner's instructions.

                  3.  Conduct chemical cleaning or flushing operations, as                               X
                      required. Dispose of wastes and cleaning media.

                  4.  Witness test and inspections to the                                              X
                      extent desired.

                  5.  Close after proper execution of                                             X
                      closure permits.

                G.  Piping Systems

                  1.  Notify the Owner of test schedule.                                          X

                  2.  Hydrostatically or pneumatically                                            X
                      test all piping as required by the
                      codes and specifications.

                  3.  Witness field pressure tests when                                                  X
                      noticed.

                  4.  Drain system and install orifice plates.  Orifice plates                    X
                      should not be installed before testing.  If installed,
                      they will be removed as necessary.  (See Section V.J. for
                      the removal or isolation of other inline components.)

                  5.  Remove blinds and perform tightness                                                X
                      tests, as required.

                  6.  Insulate or paint flanges, threaded joints, or field welds                  X
                      after the specified testing of each item has been
                      completed unless instructed otherwise by the Owner.

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[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER     PLANT COMPLETION             PAGE          15
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997
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                                                                                              RESPONSIBILITY

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
                  7.  Leave exposed all welded joints (longitudinal, girth, and                   X
                      nozzle) in underground piping that have not been shop
                      tested until the specified testing has been completed.
                      This does not apply to the longitudinal fabrication joint
                      in ERW pipe.  After final testing of these joints, cover
                      the system.

                  8.  Check pipehangers, supports, guides, and pipe specialties                   X
                      for the removal of all shipping and erection stops and for the correctness of cold settings for the design service.
                      Also, provide the Owner with instructions for hot
                      settings.

                  9.  Check pipehangers, supports, guides, and pipe specialties                          X
                      for hot settings and make minor adjustments as necessary.

                  10. Install permanent filter elements as required.                              X

                  11. Verify that specified valve packing has been provided on                    X
                      valves installed in the plant.

                  12. Install car seals or chain locks on valves where required                          X
                      by Engineering Flow Diagrams.

                  13. Check and record position of all car-sealed or chain-                              X
                      locked valves; identify valves as specified.

                  14. Correct support, vibration, and thermal expansion problems                  X
                      detected during commissioning.

                  15. Retorque all hot and cold service bolting during                                   X
                      commissioning as required.

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[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER     PLANT COMPLETION             PAGE          16
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997
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                H. Electrical Power and Lighting Systems

                  1.  Notify the Owner of the test schedule.                                      X

                  2.  Witness tests when notified and record test data if                                X
                      desired.

                  3.  Using a megohmmeter, make insulation tests on all wiring                    X
                      except lighting wiring.

                  4.  Using a megohmmeter, make insulation tests on motor and                     X
                      transformer windings from phase to phase and phase to
                      ground.

                  5.  Make grounding system tests to determine the continuity of                  X
                      connections and the value of resistance to ground.

                  6.  Arrange for breakdown tests on oil samples from oil                         X
                      insulated transformers larger than 100 kva absolute.

                  7.  Charge electrical gear with oil and/or other media, when                    X
                      required.

                  8.  Perform trials and adjustments on all switchgear, motor                     X
                      control equipment and generators.

                  9.  Test and set switchgear and circuit breaker relays for                      X
                      proper coordination as required by ENG STD 70A2.

                  10. Obtain local inspector's approval                                                  X
                      where required.

                  11. Energize all substations, with approval of the Owner,                       X
                      after completion of all tests.

                  12. Check phase sequence and polarity.                                          X

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[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER     PLANT COMPLETION             PAGE          17
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997
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                  13. Check installation of emergency power and lighting                          X
                      systems, including light intensity.

                  14. Provide the Owner with a record of                                          X
                      work completed.

                  15. Measure light intensity if                                                         X
                      required.

                I. Instrument Systems

                  1.  Conduct any nonoperating checks to ensure instrument                        X
                      operability, e.g., remove all shipping stops; check
                      pointer travels; and verify instrument capability to
                      measure, operate, and stroke in the direction and manner
                      required by the process application.

                  2.  As directed by the Owner's practice, bench or field                                X
                      calibrate instruments with standard test equipment and
                      make all required adjustments and control point settings.

                  3.  Clean all transmission and control tubing by blowing with                   X
                      cooled and filtered clean air before connecting to
                      instrument components.

                  4.  Clean all air-supply headers by blowing with clean air and                  X
                      check them for tightness.

                  5.  Leak test pneumatic control circuits in accordance with                     X
                      the latest edition of ISA Recommended practice 7.1:
                      Pneumatic Control Circuit Pressure Test.

                  6.  Check piping from instruments to                                            X
                      process piping for tightness.

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[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER     PLANT COMPLETION             PAGE          18
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997
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                                                                                              RESPONSIBILITY

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                  7.  Install and connect all system hardware and verify their                    X
                      conformance to specifications and design criteria for
                      function and range.

                  8.  Check all electrical signals and alarm wiring for                           X
                      continuity, correct source of power, and polarity.

                  9.  Check thermocouples for proper joining of wires, position                   X
                      of elements in wells, proper polarity, and continuity of
                      receiving instruments.

                  10. Identify orifice plates by tagging and deliver to the                       X
                      Owner.

                  11. Check and record bores of orifice plates and install after                  X
                      completion of flushing operations.

                  12. Isolate or remove, if necessary, inline components such as                  X
                      control valves, positive displacement meters, and turbine
                      meters for pressure testing.  Reinstall these items after
                      testing the system with the components removed or
                      isolated.

                  13. Isolate or remove inline components for flushing                                   X
                      operations and reinstall them on the completion of these
                      operations.

                  14. Install any sealing fluids, as                                              X
                      required.

                  15. Fully pressurize and energize the transmitting and control                         X
                      signal system(s) by opening process connections at primary sensors and final regulators, and by making control mode
                      settings for automatic operation of equipment as the
                      process unit is charged and brought on stream.

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[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER     PLANT COMPLETION             PAGE          19
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997
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                                                                                              RESPONSIBILITY

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                  16.  Provide a schedule of recorder                                                    X
                      charts.

                J. Water Systems (Service Wells, Cooling                                                 X
                   Towers, Fire Water Systems, and Sea Water Systems)

                  1. Inspect for completeness and                                                 X
                     correctness of installation and make any
                     nonoperating checks that may be required.

                  2. Clean the cooling tower basin and                                            X
                     install screens in the suction pit before
                     water circulation.

                  3. Provide test pump for wells; test                                            X
                     well delivery; and flush wells when wells
                     are provided by Foster Wheeler.

                  4. Flush, drain, and clean the cooling tower basins.                                   X

                  5.  Clean intake screens after flushing.                                               X

                  6. Adjust cooling tower fans to obtain                                          X
                      specified tip clearance and test.

                  7.  Operate fire pumps to check output of systems.                                     X

                  8.  Head up reservoirs, vessels, tanks, and other water                                X
                      systems equipment as required, fill with water, check for
                      leaks, and flush to clean.

                  9.  Provide insurance company inspection of the fire system as                         X
                      required.

                  10  Obtain and install all required fire fighting chemicals                            X
                      and portable equipment such as hoses, fire extinguishers,
                      and related equipment.


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[LOGO]                                          PROJECT SPECIFICATION 37624-05A1
FOSTER WHEELER     PLANT COMPLETION             PAGE          20
USA CORPORATION                                 REV           1
                                                DATE          September 4, 1997
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                  11. Establish water treatment program.                                                 X

                  12. Obtain the services of a water consultant to advise and                            X
                      monitor the water treatment.
                                                                                                         X

                                                                                                         X
